                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                               PACKAGED ICE, INC.

                             OFFER TO EXCHANGE ITS
      13% EXCHANGEABLE PREFERRED STOCK, SERIES B, PAR VALUE $0.01 PER SHARE
                             FOR ANY AND ALL OF ITS
                13% EXCHANGEABLE PREFERRED STOCK, SERIES A, PAR
                     VALUE $0.01 PER SHARE PURSUANT TO THE
                        PROSPECTUS, DATED JULY 3, 1998.


-------------------------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
          ON AUGUST 12, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
        TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                              ON EXPIRATION DATE.
-------------------------------------------------------------------------------

                        By registered or certified mail:
                   United States Trust Company of Texas, N.A.
                              Post Office Box 841
                              Peter Cooper Station
                         New York, New York 10276-0841

                             By overnight delivery:
                   United States Trust Company of Texas, N.A.
                      Corporate Trust Municipal Operations
                            770 Broadway, 13th Floor
                         New York, New York 10003-9598

                               By hand delivery:
                   United States Trust Company of Texas, N.A.
                      Corporate Trust Municipal Operations
                           111 Broadway, Lower Level
                            New York, New York 10006

                                 By Facsimile:
                                 (212) 420-6504

                             Confirm by Telephone:
                       (800) 225-2398 - Customer Service

                                   ---------

         Delivery of this Instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated July 13, 1998 (the "Prospectus"), of Packaged Ice, Inc., a Texas corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange one new share of its 13% Exchangeable Preferred Stock, Series B, par value $0.01 per share (the "Series B Preferred Stock") for each outstanding share of its 13% Exchangeable Preferred Stock, Series A, par value $0.01 per share (the "Series A Preferred Stock"), of which 400,000 shares are outstanding.

         This Letter is to be completed by a Holder of Series A Preferred Stock either if certificates are to be forwarded herewith or if a tender of certificates for Series A Preferred Stock, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book- Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. Holders of Series A Preferred Stock whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Series A Preferred Stock into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Series A Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW


---------------------------------------------------------------------------------------------------------------------
                      DESCRIPTION OF CERTIFICATES REPRESENTING 13% EXCHANGEABLE PREFERRED STOCK,
                            SERIES A, PAR VALUE $0.01 PER SHARE (SERIES A PREFERRED STOCK)
---------------------------------------------------------------------------------------------------------------------
         Name(s) and
        Address(es) of                  Certificate                       Number of Shares Represented
     Registered Holder(s)                Number(s)                              by Certificate(s)
  (Please fill in, if blank)
------------------------------- ---------------------------- --------------------------------------------------------

                                ---------------------------- --------------------------------------------------------


                                ---------------------------- --------------------------------------------------------


                                ---------------------------- --------------------------------------------------------


                                ---------------------------- --------------------------------------------------------


                                ---------------------------- --------------------------------------------------------

                                Total Shares
---------------------------------------------------------------------------------------------------------------------
If the space provided above is inadequate, list the certificate numbers and number of shares on a separate signed schedule and affix the list to this Letter of Transmittal.
---------------------------------------------------------------------------------------------------------------------

================================================================================
                          SPECIAL PAYMENT INSTRUCTIONS
                               (SEE INSTRUCTION 5)

To be completed ONLY if certificates for Series A Preferred Stock not tendered or not purchased, or Series B Preferred Stock issued in exchange for Series A Preferred Stock accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue Certificate to:

Name:
      --------------------------------------------------------------------------
      (Please Print)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                   (Tax Identification or Social Security No.)
================================================================================


================================================================================
                          SPECIAL DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTION 5)

To be completed ONLY if certificates for Series A Preferred Stock not tendered or not purchased, or Series B Preferred Stock issued in exchange for Series A Preferred Stock accepted for exchange are to be sent to someone that shown below.

Mail Certificate to:

Name:
      --------------------------------------------------------------------------
      (Please Print)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                   (Tax Identification or Social Security No.)
================================================================================

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the number of shares of Series A Preferred Stock indicated above. Subject to and effective upon the acceptance for exchange of the shares of Series A Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Series A Preferred Stock tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Series A Preferred Stock with full power of substitution to (i) deliver certificates for such Series A Preferred Stock to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Series A Preferred Stock for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Certificates Representing 13% Exchangeable Preferred Stock, Series A" (unless a label setting forth such information appears thereunder), exactly as they appear on the Series A Preferred Stock tendered hereby. The certificate number(s) and the shares of Series A Preferred Stock to which this Letter of Transmittal relates, together with the shares of such Series A Preferred Stock that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Certificates Representing 13% Exchangeable Preferred Stock, Series A."

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the shares of Series A Preferred Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any Series B Preferred Stock acquired in exchange for Series A Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such Series B Preferred Stock, that neither the Holder nor any such other person has an arrangement with any person to participate in the distribution of such Series B Preferred Stock and that neither the Holder nor any such other person is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of its affiliates. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Series A Preferred Stock tendered hereby.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series B Preferred Stock. If the undersigned is a broker-dealer that will receive Series B Preferred Stock for its own account in exchange for Series A Preferred Stock that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Series B Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Series A Preferred Stock, when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

         If any tendered Series A Preferred Stock are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Series A Preferred Stock will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Payment Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Series A Preferred Stock pursuant to the procedures described under the caption "The Exchange Offer - Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Payment Instructions," please issue the certificates representing the Series B Preferred Stock issued in exchange for the Series A Preferred Stock accepted for exchange and return any Series A Preferred Stock not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Series B Preferred Stock issued in exchange for the Series A Preferred Stock accepted for exchange and any certificates for Series A Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Series B Preferred Stock issued in exchange for the Series A Preferred Stock accepted for exchange and return any Series A Preferred Stock not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Series A Preferred Stock from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Series A Preferred Stock so tendered.

================================================================================
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

X ________________________________        _______________________________, 1998

X ________________________________        _______________________________, 1998
        Signature(s) of Owner                           Date

Area code and Telephone Number
                               -------------------------------------------------

     If a Holder is tendering any Series A Preferred Stock, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Series A Preferred Stock or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please et forth full title. See Instruction 4.

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please Type or Print)

Capacity:
          ----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
(Including Zip Code)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 4)

Signature(s) Guaranteed by an Eligible Institution:
                                                    ----------------------------
                                                       (Authorized Signature)


--------------------------------------------------------------------------------
                                     (Title)

--------------------------------------------------------------------------------
                                 (Name and Firm)

Dated: _________________________________________________________, 1998
================================================================================

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER OF SHARES OF THE 13% EXCHANGEABLE PREFERRED STOCK, SERIES B FOR ANY AND ALL OUTSTANDING SHARES OF
      THE 13% EXCHANGEABLE PREFERRED STOCK, SERIES A OF PACKAGED ICE, INC.

1.  DELIVERY OF THIS LETTER AND PREFERRED STOCK; GUARANTEED DELIVERY PROCEDURES.

         This letter is to be completed by Holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfers set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Series A Preferred Stock, or Book-Entry confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below.

         Holders whose certificates for Series A Preferred Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Series A Preferred Stock pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 P.M. New York City time on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Series A Preferred Stock and the number of shares of Series A Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Series A Preferred Stock, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Series A Preferred Stock, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter are received by the Exchange Agent within five business days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Series A Preferred Stock and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Series A Preferred Stock are sent by mail, it is suggested that the mailing be made by overnight or hand delivery services sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date, No Letter, Notice of Guaranteed Delivery or Series A Preferred Stock should be sent to the Company.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Series A Preferred Stock and withdrawal of tendered Series A Preferred Stock will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to waive any defects or irregularities or conditions of tender as to the Exchange Offer and/or particular Series A Preferred Stock.

The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Preferred Stock must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series A Preferred Stock, nor shall any of them incur any liability for failure to give such notification. Tenders of Series A Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series A Preferred Stock received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Series A Preferred Stock, unless otherwise provided in this Letter, as soon as practicable following the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2.  TENDER BY HOLDER.

         Only a Holder of Series A Preferred Stock may tender such Series A Preferred Stock in the Exchange Offer. Any beneficial Holder of Series A Preferred Stock who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter on his or her behalf or must, prior to completing and executing this Letter and delivering his or her Series A Preferred Stock, either make appropriate arrangements to register ownership of the Series A Preferred Stock in such Holder's name or obtain a properly completed bond power form the registered Holder.

3.  PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
    TRANSFER).

         If less than all of the Series A Preferred Stock evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the number of Series A Preferred Stock to be tendered in the box above entitled "Description of Certificates Representing Series A Preferred Stock - Number of Shares Tendered." A reissued certificate representing the balance of nontendered Series A Preferred Stock will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL of the Series A Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

4. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

         If this Letter is signed by the registered Holder of the Series A Preferred Stock tendered hereby, the signature must correspond exactly with the name as written on the fact of the certificates without any change whatsoever.

         If any tendered Series A Preferred Stock are owned by record by two or more joint owners, all such owners must sign this letter.

         If any tendered Series A Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this letter is signed by the registered Holder or Holders of the Series A Preferred Stock specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Series B Preferred Stock are to be issued, or any untendered Series A Preferred Stock are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signature on such certificate(s) must be guaranteed by an Eligible Institution.

         If this letter is signed by a person other than the registered Holder or Holders of any certificate specified herein, such certificate(s) must be endorsed or accompanies by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and, unless waived by Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         Endorsements on certificates for Series A Preferred Stock or signatures on bond powers required by this Instruction 4 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution").

         Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Series A Preferred Stock are tendered; (i) by a registered Holder of Series A Preferred Stock (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Series A Preferred Stock) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions," on this Letter, or (ii) for the account of an Eligible Institution.

5.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering Holders of Series A Preferred Stock should indicate in the applicable box the name and address to which Series B Preferred Stock issues pursuant to the Exchange Offer and/or substitute certificates evidencing Series A Preferred Stock not exchanges are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Series A Preferred Stock by book-entry transfer may request that Series A Preferred Stock not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Series A Preferred Stock not exchanged will be returned to the name or address of the person signing this Letter.

6.  TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Series A Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, Series B Preferred Stock and/or substitute Series A Preferred Stock are exchanged, are to be delivered to, or are to be registered or issued in the name of any person other than the registered Holder of the Series A Preferred Stock tendered hereby, or if tendered Series A Preferred Stock are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Series A Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payments of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Series A Preferred Stock specified in this Letter.

7.  WAIVER OF CONDITIONS.

         The Company reserves the absolute right to amend, waive satisfaction of or modify any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Series A Preferred Stock, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Series A Preferred Stock for exchange.

9.  MUTILATED, LOST, STOLEN OR DESTROYED SERIES A PREFERRED STOCK.

         Any Holder whose certificates representing the shares of Series A Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.

                            IMPORTANT TAX INFORMATION

         Under Federal income tax laws, a registered Holder of Series A Preferred Stock or Series B Preferred Stock is required to provide the Trustee (as payer) with such Holder's correct Tax Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such Holder with respect to the Series A Preferred Stock or Series B Preferred Stock may be subject to backup withholding.

         Certain Holders (including among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Trustee.

         If backup withholding applies, the Trustee is required to withhold 20% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made with respect to Series A Preferred Stock or Series B Preferred Stock, the Holder is required to provide the Trustee with: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, or (C) Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

===================================================================================================================
PAYEE'S NAME: __________________________________________________________________
-------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                    PART  1--PLEASE  PROVIDE YOUR TIN IN THE
FORM W-9                      BOX AT RIGHT AND CERTIFY BY SIGNING                    ______________________________
                              AND DATING.                                            Social Security Number
DEPARTMENT OF THE                                                                    or
TREASURY--INTERNAL                                                                    _____________________________
REVENUE SERVICE                                                                      Employer Identification Number
                              ---------------------------------------------------    ------------------------------
PAYEE'S REQUEST FOR           PART 2--Certification-Under penalties of perjury, I    PART 3--Awaiting TIN
TAXPAYER IDENTIFICATION       certify that:
NUMBER ("TIN")
                              (1)      The number shown on this form is my
                                       correct Taxpayer Identification Number
                                       (or I am waiting for a number to be
                                       issued to me) and
                              (2)      I am not subject to backup withholding
                                       because (i) I am exempt from backup
                                       withholding, (ii) I have not been
                                       notified by the Internal Revenue Service
                                       ("IRS") that I am subject to backup
                                       withholding as a result of failure to
                                       report all interest or dividends, or
                                       (iii) the IRS has notified me that I am
                                       no longer subject to backup withholding.

                              -------------------------------------------------------------------------------------
                              CERTIFICATE INSTRUCTIONS-- You must cross our Item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another certification from the IRS stating that you are no longer subject to withholding, do not cross out item (2).
                              -------------------------------------------------------------------------------------------
                              SIGNATURE  _________________________  DATE _______________, 1998

                              ----------------------------------------------------------------
                              Name (Please Print)
===================================================================================================================

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 20% OF ANY PAYMENTS MADE TO YOU UNDER THE SERIES A PREFERRED STOCK OR THE SERIES B PREFERRED STOCK

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
             IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9
================================================================================
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 20% of all reportable payments made to me thereafter will be withheld until I provide a number.


----------------------------------
         Signature                     Date ______________________________, 1998


----------------------------------
         Name (Please Print)
================================================================================

                               PACKAGED ICE, INC.

                              OFFER TO EXCHANGE ITS
                   13% EXCHANGEABLE PREFERRED STOCK, SERIES B
                                       FOR
          ANY AND ALL OF ITS 13% EXCHANGEABLE PREFERRED STOCK, SERIES A

To Our Clients:

         Enclosed for your consideration are a Prospectus, dated July 13, 1998 (the "Prospectus") and a Letter of Transmittal ("Letter of Transmittal") relating to an offer (the "Exchange Offer") by Packaged Ice, Inc. (the "Company") to exchange its 13% Exchangeable Preferred Stock, Series B (the " Series B Preferred Stock") for any and all of its 13% Exchangeable Preferred Stock, Series A (the "Series A Preferred Stock").

         This material is being forwarded to you as the beneficial owner of Series A Preferred Stock carried by us in your account but not registered in your name.

         Accordingly, we request instructions as to whether you wish us to tender any or all such Series A Preferred Stock held by us for your account pursuant to the terms and conditions set forth in the enclosed Prospectus and Letters of Transmittal. We urge you to read these documents carefully before conveying your instructions to us.

         Your instructions to us should be forwarded as promptly as possible in order to permit us to tender your Series A Preferred Stock on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 P.M., New York City time, on August 12, 1998, unless extended by the Company (the "Expiration Date"). The Series A Preferred Stock tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.

         If you wish to have us tender any or all of your Series A Preferred Stock on your behalf, please so instruct us by completing, executing, detaching and returning to us the attached instruction form. The accompanying copy of the Letter of Transmittal have been furnished to you for your information only and may not be used by you to tender your Series A Preferred Stock for exchange.

         The Exchange Offer is not being made to, nor will tenders be accepted from Holders of Series A Preferred Stock in any jurisdiction in which making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

                                  INSTRUCTIONS

         The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer with respect to Series A Preferred Stock.

         This will instruct you whether to tender the principal amount of the Series A Preferred Stock indicated below held by you for the account of the undersigned and/or consent to the amendments and waivers, pursuant to the terms and conditions set forth in the Prospectus and the related Letters of Transmittal. [Check the appropriate box.]

Box 1    [ ]      Please TENDER  _________________  shares of Series A Preferred
                  Stock held by you for my account on the Letter of Transmittal.


Box 2    [ ]      Please do NOT TENDER any Series A Preferred Stock at this
                  time.


Date: ____________________________


----------------------------------
            Signature(s)

----------------------------------
Please type or print name(s) here

================================================================================
         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
================================================================================

                                PLEASE SIGN HERE

X ________________________________        _______________________________

X ________________________________        _______________________________
         Signature(s) of Owner(s)                        Date
         or Authorized Signatory

         Area Code and Telephone Number:


         Must be signed by the Holder(s) of Series A Preferred Stock as their name(s) appear(s) on certificates for Series A Preferred Stock or on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

Capacity:
                  --------------------------------------------------------------

Address(es)
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                        NOTICE OF GUARANTEED DELIVERY FOR
                               PACKAGED ICE, INC.

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Packaged Ice, Inc. (the "Company") made pursuant to the Prospectus, dated July 13, 1998 (the "Prospectus"), if certificates for Series A Preferred Stock of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to U.S. Trust Company of Texas, N.A., (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Series A Preferred Stock pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                        By registered or certified mail:
                   United States Trust Company of Texas, N.A.
                               Post Office Box 841
                              Peter Cooper Station
                          New York, New York 10276-0841

                             By overnight delivery:
                   United States Trust Company of Texas, N.A.
                      Corporate Trust Municipal Operations
                            770 Broadway, 13th Floor
                          New York, New York 10003-9598

                                By hand delivery:
                   United States Trust Company of Texas, N.A.
                      Corporate Trust Municipal Operations
                            111 Broadway, Lower Level
                            New York, New York 10006

                                  By Facsimile:
                                 (212) 420-6504

                              Confirm by Telephone:
                        (800) 225-2398 - Customer Service

                                   ----------

         Delivery of this Instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

                                    GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the number of shares of Series A Preferred Stock tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Series A Preferred Stock into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five business days after the date of execution hereof.


----------------------------------     -----------------------------------
         Name of Firm                        Authorized Signature


----------------------------------     -----------------------------------
         Address                             Title


                                       Name:
----------------------------------           -----------------------------
         Zip Code                            (Please Type or Print)


Area Code and Tel. No.                 Dated:
                       -----------            ----------------------------

NOTE: DO NOT SEND CERTIFICATES FOR SERIES A PREFERRED STOCK WITH THIS FORM, CERTIFICATES FOR SERIES A PREFERRED STOCK SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the number of shares of Series A Preferred Stock set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Number of Shares of Series A Preferred Stock Tendered:

$
  --------------------------------


Certificate Nos. (if available):


----------------------------------

                                       If Series A Preferred Stock will be
                                       delivered by book-entry transfer to The
                                       Depository Trust Company, provide account number.

Total Number of Shares Represented by Series
A Preferred Stock Certificate(s):

$                                      Account Number
  --------------------------------                    --------------------

                               PACKAGED ICE, INC.

                              OFFER TO EXCHANGE ITS
                 13% EXCHANGEABLE PREFERRED STOCK, SERIES B FOR
                               ANY AND ALL OF ITS
                   13% EXCHANGEABLE PREFERRED STOCK, SERIES A

To:      Brokers, Dealers, Commercial Banks,
         Trust Companies and Other Nominees:

         Packaged Ice, Inc. (the "Company") is offering, upon and subject to the terms and conditions set forth in the Prospectus, dated July 13, 1998 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal"), to exchange (the "Exchange Offer") one new share of its 13% Exchangeable Preferred Stock, Series B (the " Series B Preferred Stock") for each outstanding share of its 13% Exchangeable Preferred Stock, Series A (the " Series A Preferred Stock"), of which 400,000 shares are outstanding. The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Registration Rights Agreement dated April 30, 1998, among the Company and the other signatories thereto.

         We are requesting that you contact your clients for whom you hold Series A Preferred Stock regarding the Exchange Offer. For your information and for forwarding to your clients for whom you hold Series A Preferred Stock registered in your name or in the name of your nominee, or who hold Series A Preferred Stock registered in their own names, we are enclosing the following documents:

         1.  Prospectus dated July 13, 1998;

         2. The Letter of Transmittal for your use and for the information of your clients;

         3. A Notice of Guaranteed Delivery to be used to accept the Exchange Offer if certificates for Series A Preferred Stock are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to the Expiration date (as defined below) or if the procedure for book-entry transfers cannot be completed on a timely basis;

         4. A form of letter which may be sent to your clients for whose account you hold Series A Preferred Stock registered in your name or the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

         5. Return envelopes addressed to U.S. Trust Company of Texas, N.A., the Exchange Agent for the Series A Preferred Stock.

         Your prompt action is requested. The Exchange Offer will expire at 5:00 P.M., New York City time, on August 12, 1998, unless extended by the Company (the "Expiration Date"). The Series A Preferred Stock tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.

         To participate in the Exchange Offer, a duly executed and properly completed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, should be sent to the Exchange Agent and certificates representing the Series A Preferred

Stock should be delivered to the Exchange Agent, all in accordance with the instructions set forth in the Letter of Transmittal and the Prospectus.

         If Holders of Series A Preferred Stock wish to tender, but it is impracticable for them to forward their certificates for Series A Preferred Stock prior to the expiration of the Exchange Offer or to comply with the book-entry transfer procedures on a timely basis, a tender may be effected by following the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."

         The Company will upon request reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding the Prospectus and related documents to the beneficial owners of Series A Preferred Stock held by me as nominee or in a fiduciary capacity, the Company will pay or cause to be paid all stock transfer taxes applicable to the exchange of Series A Preferred Stock pursuant to the Exchange Offer, except as set forth in Instruction 6 of the Letter of Transmittal.

         The terms of the Series B Preferred Stock and the Series A Preferred Stock are substantially identical in all material respects, except that the Series B Preferred Stock will not contain terms with respect to transfer restrictions.

         Any inquiries you may have with respect to the Exchange Offer, or requests for additional copies of the enclosed materials, should be directed to U.S. Trust Company of Texas, N.A., the Exchange Agent for the Series A Preferred Stock, at its address and telephone number set forth on the front of the Letter of Transmittal.
                               Very truly yours,


                               Packaged Ice, Inc.
                                   ----------

         NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF THE COMPANY OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF EITHER OF THEM WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.

Enclosures

                             LETTER OF TRANSMITTAL
                               PACKAGED ICE, INC.

                             OFFER TO EXCHANGE ITS
                   9 3/4% SENIOR NOTES DUE 2005, SERIES B FOR
           ANY AND ALL OF ITS 9 3/4% SENIOR NOTES DUE 2005, SERIES A
                PURSUANT TO THE PROSPECTUS, DATED JULY 3, 1998.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
          ON AUGUST 12, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
        TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                              ON  EXPIRATION DATE.

                        By registered or certified mail:
                   United States Trust Company of Texas, N.A.
                              Post Office Box 841
                              Peter Cooper Station
                         New York, New York 10276-0841

                             By overnight delivery:
                   United States Trust Company of Texas, N.A.
                      Corporate Trust Municipal Operations
                            770 Broadway, 13th Floor
                         New York, New York 10003-9598

                               By hand delivery:
                   United States Trust Company of Texas, N.A.
                      Corporate Trust Municipal Operations
                           111 Broadway, Lower Level
                            New York, New York 10006

                                 By Facsimile:
                                 (212) 420-6504

                             Confirm by Telephone:
                       (800) 225-2398 - Customer Service

         Delivery of this Instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated July 13, 1998 (the "Prospectus"), of Packaged Ice, Inc., a Texas corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount at maturity of up to $270,000,000 of 9 3/4% Senior Notes due 2005, Series B (the "Series B Notes") of the Company for a like principal amount of the issued and outstanding 9 3/4% Senior Notes due 2005, Series A (the "Series A Notes")) of the Company from the Holders thereof.

         This Letter is to be completed by a Holder of Series A Notes either if certificates are to be forwarded herewith or if a tender of certificates for Series A Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book- Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book- Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. Holders of Series A Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Series A Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Series A Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

 DESCRIPTION OF 9 % SENIOR NOTES DUE 2005, SENIOR NOTES (Series A Notes)

  Name(s) and                                                                          Principal Amount
  Address(es) of                                           Aggregate Principal         Tendered (must be in
  Registered Holder(s)         Certificate                 Amount Represented          integral multiples of
  (Please fill in, if blank)   Number(s)                   by Certificate(s)           $1,000)*
------------------------------------------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------------

                               Total
------------------------------------------------------------------------------------------------------------------

  * Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Series A Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

    If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

    The minimum permitted is $1,000 in principal amount of Series A Notes. All other tenders must be integral multiples of $1,000.

                              SPECIAL PAYMENT INSTRUCTIONS                               SPECIAL DELIVERY  INSTRUCTIONS
                                  (See Instruction 5)                                          (SEE INSTRUCTION 5)

                 To be completed ONLY if certificates for Series A            To be completed ONLY if certificates for Series A
                 Notes in a principal amount not tendered or not              Notes in a principal amount not tendered or not
                 purchased, or Series B Notes issued in exchange for          purchased, or Series B Notes issued in exchange for
                 Series A Notes accepted for exchange are to be               Series A Notes accepted for exchange are to be sent
                 issued in the name of someone other than the                 to someone that shown below.
                 undersigned.

                 Issue Certificate to:                                        Mail Certificate to:

                 Name: _______________________________                        Name: _______________________________
                            (Please Print)                                               (Please Print)

                 Address: ___________________________                         Address: _____________________________
                 ____________________________________                         ______________________________________
                 (Include Zip Code)                                           (Include Zip Code)

                 ____________________________________                         ____________________________________
                 (Tax Identification or Social Security No.)                  (Tax Identification or Social Security No.)

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Series A Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Series A Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Series A Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney- in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Series A Notes with full power of substitution to (i) deliver certificates for such Series A Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Series A Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of 9 3/4% Senior Notes Due 2005, Series A" (unless a label setting forth such information appears thereunder), exactly as they appear on the Series A Notes tendered hereby. The certificate number(s) and the principal amount of Series A Notes to which this Letter of Transmittal relates, together with the principal amount of such Series A Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of 9 3/4% Senior Notes Due 2005, Series A."

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Series A Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any Series B Notes acquired in exchange for Series A Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such Series B Notes, that neither the Holder nor any such other person has an arrangement with any person to participate in the distribution of such Series B Notes and that neither the Holder nor any such other person is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of its affiliates. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Series A Notes tendered hereby.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series B Notes. If the undersigned is a broker-dealer that will receive Series B Notes for its own account in exchange for Series A Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Series B Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Series A Notes, when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

         If any tendered Series A Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Series A Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Payment Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Series A Notes pursuant to the procedures described under the caption "The Exchange Offer - Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Payment Instructions," please issue the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and return any Series A Notes not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and any certificates for Series A Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and return any Series A Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Series A Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Series A Notes so tendered.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

X ________________________________        _______________________________, 1998

X ________________________________        _______________________________, 1998
              Signature(s) of Owner                    Date

Area code and Telephone Number ______________________________________________

     If a Holder is tendering any Series A Notes, this Letter must be signed by the registered Holder(s) as the name(s)
appear(s) on the certificate(s) for the Series A Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title.  See Instruction
4.

Name(s): __________________________________________________________________

__________________________________________________________________________
(Please Type or Print)

Capacity: __________________________________________________________________

Address: __________________________________________________________________

__________________________________________________________________________
(Including Zip Code)

                                                   SIGNATURE GUARANTEE
                                              (IF REQUIRED BY INSTRUCTION 4)

Signature(s) Guaranteed by an Eligible Institution: _________________________________
                                                         (Authorized Signature)
__________________________________________________________________________
(Title)

__________________________________________________________________________
(Name and Firm)

Dated: _________________________________________________________, 1998

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER OF 9 3/4% SENIOR
                                NOTES DUE 2005,
         SERIES B FOR ANY AND ALL OF THE 9 3/4% SENIOR NOTES DUE 2005,
                         SERIES A OF PACKAGED ICE, INC.

1.  DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This letter is to be completed by Holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfers set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Series A Notes, or Book-Entry confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below.

         Holders whose certificates for Series A Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Series A Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 P.M. New York City time on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Series A Notes and the amount of Series A Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Series A Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Series A Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter are received by the Exchange Agent within five business days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Series A Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Series A Notes are sent by mail, it is suggested that the mailing be made by overnight or hand delivery services sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date, No Letter, Notice of Guaranteed Delivery or Series A Notes should be sent to the Company.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Series A Notes and withdrawal of tendered Series A Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to waive any defects or irregularities or conditions of tender as to the Exchange Offer and/or particular Series A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series A Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Series A Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Series A Notes, unless otherwise provided in this Letter, as soon as practicable following the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2.  TENDER BY HOLDER.

         Only a Holder of Series A Notes may tender such Series A Notes in the Exchange Offer. Any beneficial Holder of Series A Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter on his or her behalf or must, prior to completing and executing this Letter and delivering his or her Series A Notes, either make appropriate arrangements to register ownership of the Series A Notes in such Holder's name or obtain a properly completed bond power form the registered Holder.

3.  PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
    TRANSFER).

         If less than all of the Series A Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Series A Notes to be tendered in the box above entitled "Description of Series A Notes -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Series A Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL of the Series A Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

4. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

         If this Letter is signed by the registered Holder of the Series A Notes tendered hereby, the signature must correspond exactly with the name as written on the fact of the certificates without any change whatsoever.

         If any tendered Series A Notes are owned by record by two or more joint owners, all such owners must sign this letter.

         If any tendered Series A Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this letter is signed by the registered Holder or Holders of the Series A Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Series B Notes are to be issued, or any untendered Series A Notes are to reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signature on such certificate(s) must be guaranteed by an Eligible Institution.

         If this letter is signed by a person other than the registered Holder or Holders of any certificate specified herein, such certificate(s) must be endorsed or accompanies by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and, unless waived by Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         Endorsements on certificates for Series A Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution").

         Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Series A Notes are tendered; (i) by a registered Holder of Series A Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Series A Notes) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions," on this Letter, or (ii) for the account of an Eligible Institution.

5.  SPECIAL ISSUANCE AND DELIVER INSTRUCTIONS.

         Tendering Holders of Series A Notes should indicate in the applicable box the name and address to which Series B Notes issues pursuant to the Exchange Offer and/or substitute certificates evidencing Series A Notes not exchanges are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Series A Notes by book-entry transfer may request that Series A Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Series A Notes not exchanged will be returned to the name or address of the person signing this Letter.

6.  TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Series A Notes to it or its order pursuant to the Exchange Offer. If, however, Series B Notes and/or substitute Series A Notes are exchanged, are to be delivered to, or are to be registered or issued in the name of any person other than the registered Holder of the Series A Notes tendered hereby, or if tendered Series A Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Series A Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payments of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Series A Notes specified in this Letter.

7.  WAIVER OF CONDITIONS.

         The Company reserves the absolute right to amend, waive satisfaction of or modify any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Series A Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Series A Notes for exchange.

9.  MUTILATED, LOST, STOLEN OR DESTROYED SERIES A NOTES.

         Any Holder whose Series A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.

                           IMPORTANT TAX INFORMATION

         Under Federal income tax laws, a registered Holder of Series A Notes or Series B Notes is required to provide the Trustee (as payer) with such Holder's correct Tax Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such Holder with respect to the Series A Notes or Series B Notes may be subject to backup withholding.

         Certain Holders (including among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W- 9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Trustee.

         If backup withholding applies, the Trustee is required to withhold 20% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made with respect to Series A Notes or Series B Notes, the Holder is required to provide the Trustee with:
(i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, or (C) Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

                            PAYEE'S NAME:_________________________________________________
  SUBSTITUTE                 PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT
  FORM W-9                   RIGHT AND CERTIFY BY SIGNING AND DATING.             __________________________
                                                                                  Social Security Number
  DEPARTMENT OF THE                                                               or
  TREASURY--INTERNAL                                                              __________________________
  REVENUE SERVICE                                                                 Employer Identification Number
  PAYEE'S REQUEST FOR        PART 2  Certification Under penalties of perjury,    PART 3 -- Awaiting TIN
                                   ---------------------
  TAXPAYER IDENTIFICATION    I certify that:
  NUMBER ("TIN")
                             (1) The number shown on this form is my correct
                                 Taxpayer Identification Number (or I am
                                 waiting for a number to be issued to me) and
                             (2) I am not subject to backup withholding
                                 because (i) I am exempt from backup
                                 withholding,  (ii) I have not been notified
                                 by the Internal Revenue Service ("IRS") that
                                 I am subject to backup withholding as a
                                 result of failure to report all interest or
                                 dividends, or (iii) the IRS has notified me
                                 that I am no longer subject to backup
                                 withholding.
                             CERTIFICATE INSTRUCTIONS-- You must cross our Item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you receive another certification from the IRS stating that you are no longer subject to withholding, do not cross out item (2).

                             SIGNATURE                             DATE                , 1998
                             ----------------------------------------------------------------
                             Name (Please Print)

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 20% OF ANY PAYMENTS MADE TO YOU UNDER THE SERIES A NOTES OR THE SERIES B NOTES

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 20% of all reportable payments made to me thereafter will be withheld until I provide a number.


___________________________________________
            Signature                                       Date _____________________________, 1998


___________________________________________
           Name (Please Print)

                               PACKAGED ICE, INC.

                              OFFER TO EXCHANGE ITS
                     9 3/4% SENIOR NOTES DUE 2005, SERIES B
                                       FOR
            ANY AND ALL OF ITS 9 3/4% SENIOR NOTES DUE 2005, SERIES A

To Our Clients:

         Enclosed for your consideration are a Prospectus, dated July 13, 1998 (the "Prospectus") and a Letter of Transmittal ("Letter of Transmittal") relating to an offer (the "Exchange Offer") by Packaged Ice, Inc. (the "Company") to exchange its 9 3/4% Senior Notes due 2005, Series B (the " Series B Notes") for any and all of its 9 3/4% Senior Notes due 2005, Series A (the "Series A Notes").

         This material is being forwarded to you as the beneficial owner of Series A Notes carried by us in your account but not registered in your name.

         Accordingly, we request instructions as to whether you wish us to tender any or all such Series A Notes held by us for your account pursuant to the terms and conditions set forth in the enclosed Prospectus and Letters of Transmittal. We urge you to read these documents carefully before conveying your instructions to us.

         Your instructions to us should be forwarded as promptly as possible in order to permit us to tender your Series A Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 P.M., New York City time, on August 12, 1998, unless extended by the Company (the "Expiration Date"). The Series A Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.

         If you wish to have us tender any or all of your Series A Notes on your behalf, please so instruct us by completing, executing, detaching and returning to us the attached instruction form. The accompanying copy of the Letter of Transmittal have been furnished to you for your information only and may not be used by you to tender your Series A Notes for exchange.

         The Exchange Offer is not being made to, nor will tenders be accepted from Holders of Series A Notes in any jurisdiction in which making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

                                  INSTRUCTIONS

         The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer with respect to Series A Notes.

         This will instruct you whether to tender the principal amount of the Series A Notes indicated below held by you for the account of the undersigned and/or consent to the amendments and waivers, pursuant to the terms and conditions set forth in the Prospectus and the related Letters of Transmittal. [Check the appropriate box.]

Box 1    [  ]  Please TENDER $_______________________ principal amount of Series
               A Notes held by you for my account on the Letter of Transmittal.


Box 2    [  ]  Please do NOT TENDER any Series A Notes at this time.


Date:
     -------------------------------------

------------------------------------------
                Signature(s)

------------------------------------------
     Please type or print name(s) here

         Tenders of Series A Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.





                                PLEASE SIGN HERE


X
 -------------------------------------------              ----------------
X
 -------------------------------------------              ----------------
         Signature(s) of Owner(s)                               Date
         or Authorized Signatory

         Area Code and Telephone Number:


         Must be signed by the Holder(s) of Series A Notes as their name(s) appear(s) on certificates for Series A Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):
             ------------------------------------------------------

             ------------------------------------------------------

             ------------------------------------------------------

             ------------------------------------------------------

Capacity:
             ------------------------------------------------------

             ------------------------------------------------------

Address(es)

             ------------------------------------------------------

             ------------------------------------------------------

             ------------------------------------------------------

             ------------------------------------------------------

                        NOTICE OF GUARANTEED DELIVERY FOR
                               PACKAGED ICE, INC.


         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Packaged Ice, Inc. (the "Company") made pursuant to the Prospectus, dated July 13, 1998 (the "Prospectus"), if certificates for Series A Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to U.S. Trust Company of Texas, N.A., (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Series A Notes pursuant to the Exchange Offer, a completed signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                        By registered or certified mail:
                   United States Trust Company of Texas, N.A.
                               Post Office Box 841
                              Peter Cooper Station
                          New York, New York 10276-0841

                             By overnight delivery:
                   United States Trust Company of Texas, N.A.
                      Corporate Trust Municipal Operations
                            770 Broadway, 13th Floor
                          New York, New York 10003-9598

                                By hand delivery:
                   United States Trust Company of Texas, N.A.
                      Corporate Trust Municipal Operations
                            111 Broadway, Lower Level
                            New York, New York 10006

                                  By Facsimile:
                                 (212) 420-6504

                              Confirm by Telephone:
                        (800) 225-2398 - Customer Service

                            ------------------------

         Delivery of this Instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

                                    GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount at maturity of Series A Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Series A Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five business days after the date of execution hereof.

----------------------------------       ----------------------------------
            Name of Firm                         Authorized Signature


----------------------------------       ----------------------------------
            Address                              Title

                                         Name:
----------------------------------             ----------------------------
            Zip Code                             (Please Type or Print)

Area Code and Tel. No.                   Dated:
                       ----------               ---------------------------


NOTE: DO NOT SEND CERTIFICATES FOR SERIES A NOTES WITH THIS FORM, CERTIFICATES FOR SERIES A NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Series A Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Series A Notes Tendered:

$
  -----------------------------

Certificate Nos. (if available):


-------------------------------

                                               If Series A Notes will be
Total Principal Amount Represented by Series   delivered by book-entry transfer
A Notes Certificate(s):                        to The Depository Trust Company,
                                               provide account number.

$                                              Account Number
 ------------------------------                               ----------------

                               PACKAGED ICE, INC.

                              OFFER TO EXCHANGE ITS
                   9 3/4% SENIOR NOTES DUE 2005, SERIES B FOR
            ANY AND ALL OF ITS 9 3/4% SENIOR NOTES DUE 2005, SERIES A

To:      Brokers, Dealers, Commercial Banks,
         Trust Companies and Other Nominees:

         Packaged Ice, Inc.. (the "Company") is offering, upon and subject to the terms and conditions set forth in the Prospectus, dated July 13, 1998 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal"), to exchange (the "Exchange Offer") its 9 3/4% Senior Notes due 2005, Series B (the " Series B Notes") for any and all of its outstanding 9 3/4% Senior Notes due 2005, Series A (the " Series A Notes"). The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Registration Rights Agreement dated April 30, 1998, among the Company and the other signatories thereto.

         We are requesting that you contact your clients for whom you hold Series A Notes regarding the Exchange Offer. For your information and for forwarding to your clients for whom you hold Series A Notes registered in your name or in the name of your nominee, or who hold Series A Notes registered in their own names, we are enclosing the following documents:

         1.  Prospectus dated July 13, 1998;

         2. The Letter of Transmittal for your use and for the information of your clients;

         3. A Notice of Guaranteed Delivery to be used to accept the Exchange Offer if certificates for Series A Notes are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to the Expiration date (as defined below) or if the procedure for book-entry transfers cannot be completed on a timely basis;

         4. A form of letter which may be sent to your clients for whose account you hold Series A Notes registered in your name or the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

         5. Return envelopes addressed to U.S. Trust Company of Texas, N.A., the Exchange Agent for the Series A Notes.

         Your prompt action is requested. The Exchange Offer will expire at 5:00 P.M., New York City time, on August 12, 1998, unless extended by the Company (the "Expiration Date"). The Series A Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.

         To participate in the Exchange Offer, a duly executed and properly completed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, should be sent to the Exchange Agent and certificates representing the Series A Notes should be delivered to the Exchange Agent, all in accordance with the instructions set forth in the Letter of Transmittal and the Prospectus.

         If Holders of Series A Notes wish to tender, but it is impracticable for them to forward their certificates for Series A Notes prior to the expiration of the Exchange Offer or to comply with the book-entry transfer procedures on a timely basis, a tender may be effect by following the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."

         The Company will upon request reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding the Prospectus and related documents to the beneficial owners of Series A Notes held by me as nominee or in a fiduciary capacity, the Company will pay or cause to be paid all stock transfer taxes applicable to the exchange of Series A Notes pursuant to the Exchange Offer, except as set forth in Instruction 6 of the Letter of Transmittal.

         The terms of the Series B Notes and the Series A Notes are substantially identical in all material respects, except that the Series B Notes will not contain terms with respect to transfer restrictions.

         Any inquiries you may have with respect to the Exchange Offer, or requests for additional copies of the enclosed materials, should be directed to U.S. Trust Company of Texas, N.A., the Exchange Agent for the Series A Notes, at its address and telephone number set forth on the front of the Letter of Transmittal.

                               Very truly yours,


                               Packaged Ice, Inc.

                       -----------------------------------

         NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF THE COMPANY OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF EITHER OF THEM WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.

Enclosures